UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2021

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6175 S. Willow Drive, 10th Floor, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 26, 2021, CSG Systems International, Inc. (“CSG” or “the Company”) entered into a First Supplemental Indenture, dated as of November 26, 2021 (the “First Supplemental Indenture”), to the Indenture, dated as of March 15, 2016 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, governing the Company’s outstanding 4.25% Convertible Senior Notes due 2036 (the “Notes”).  Pursuant to the First Supplemental Indenture, the Company irrevocably elected: (i) to eliminate the Company’s option to choose Physical Settlement (as defined in the Base Indenture) on any conversion of Notes that occurs on or after the date of the First Supplemental Indenture; and (ii) that, with respect to any Combination Settlement (as defined in the Base Indenture) for a conversion of Notes, the Specified Dollar Amount (as defined in the Base Indenture) that will be settled in cash per $1,000 principal amount of the Notes shall be no lower than $1,000.  The Base Indenture was filed as Exhibit 4.10 to the Company’s Current Report on Form 8-K filed on March 15, 2016.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
4.1	First Supplemental Indenture, dated as of November 26, 2021, between CSG Systems International, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2021

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ David N. Schaaf
David N. Schaaf
Chief Accounting Officer

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